Exhibit 10.1

FIRST AMENDMENT
TO
SECURITIES PURCHASE AGREEMENT

This First Amendment to Securities Purchase Agreement (this “Amendment”) is made and entered into as of September 14, 2026 by and among Cenntro Inc., a Nevada corporation (the “Company”), and each of the purchasers (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”, and together with the Company, the “Parties”) identified on the signature pages to that certain Securities Purchase Agreement, dated as of August 25, 2026 (the “Purchase Agreement”). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Purchase Agreement.

RECITALS:

A. WHEREAS, the Company and the Purchasers entered into the Purchase Agreement, which sets forth the Parties’ rights and obligations with respect to the transactions contemplated thereby;

B. WHEREAS, in due consideration of the promises that the Parties have made to each other in the Purchase Agreement and therewith, the Parties desire to amend the Purchase Agreement in the manner set forth herein;

C. WHEREAS, Section 11 of the Purchase Agreement provides that the Purchase Agreement may be amended by a written instrument signed by the parties against whom enforcement of any such amendment is sought

D. WHEREAS, the subject to the terms and conditions set forth in this Amendment, the Purchasers and the Company desires to amended the Purchase Agreement; and

E. WHEREAS, the Parties intend that this Amendment shall be binding upon and inure to the benefit of each of the Parties and their respective successors and permitted assigns.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I
AMENDMENTS

1.1 Section 1.1 of the Purchase Agreement is hereby amended and restated in its entirety, and replaced with the following:

“1.1.   Sale of Shares. Subject to the terms and conditions set forth in this Agreement, Company agrees to issue and sell, and the Purchasers agrees to purchase, in a private placement 15,120,000 shares of Common Stock of the Company (the “Shares”), for an aggregate of US$57,047,760, or US$3.773 per Share, being the average Nasdaq official closing price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding August 25, 2026, date of the Securities Purchase Agreement, by and among the Company and each Purchaser, with each Purchaser to purchase such number of Shares for such purchase price (“Purchase Price”) as indicated on the signature pages of this Agreement, as amended by the First Amendment to Securities Purchase Agreement on September 14, 2026.”

ARTICLE II
MISCELLANEOUS

2.1 No other Amendments. Except as expressly amended hereby, the terms and conditions of the Purchase Agreement shall continue in full force and effect.

2.2 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

2.3 Miscellaneous. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Amendment (or such party’s signature page thereof) will be deemed to be an executed original thereof.

2.4. Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

Cenntro Inc.

By:
	Name:	Peter Z. Wang
	Title:	Chief Executive Officer

PURCHASER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned Purchaser has executed and delivered this Securities Purchase Agreement as of the date set forth below.

Name of Purchaser:

Authorized Signature:

Name of Signatory (if the purchaser is an entity):

Title of Signatory (if the purchaser is an entity):

Amount of Purchase Price: US$

Number of Shares to Be Acquired:

 Address of Purchaser :

Email, telephone number and fax number of Purchaser:

Exact Name in which Shares will be registered :

Dated: [•], 2026